Exhibit 99.2

XEROX HOLDINGS CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited Pro Forma Condensed Consolidated Statements of Income of Xerox Holdings Corporation (“Xerox”) for the nine months ended September 30, 2019 and for the years ended December 31, 2018, 2017, and 2016 reflect Xerox’s results of operations as if the sales of Xerox’s indirect 25% equity interest in Fuji Xerox Co., Ltd., a Japanese company (“FX”), and of Xerox’s indirect 51% partnership interest in Xerox International Partners (“XIP”) (together, the “Sales”), had occurred on January 1, 2016. The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Xerox as of September 30, 2019 assumes that the Sales occurred on September 30, 2019. Historical financial results of our equity method investment in FX and our XIP business, which was fully consolidated, for the periods prior to the Sales will be reflected in Xerox’s 2019 Annual Report on Form 10-K, as a discontinued operation.

The unaudited Pro Forma Condensed Consolidated Financial Statements are presented based on information currently available (which is subject to change), are intended for informational purposes only, and are not intended to represent what Xerox’s financial position and results of operations actually would have been had the Sales referenced above occurred on the dates indicated above. In addition, the unaudited Pro Forma Condensed Consolidated Financial Statements are not necessarily indicative of Xerox’s financial position and results of operations as of or for any future period.

The unaudited Pro Forma Condensed Consolidated Financial Statements and the accompanying notes should be read in conjunction with:

i.

the audited Consolidated Financial Statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in Xerox Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and

ii.

the unaudited Condensed Consolidated Financial Statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in Xerox’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019.

On July 31, 2019, we completed a Reorganization in which Xerox Corporation became a direct, wholly owned subsidiary of Xerox Holdings Corporation and Xerox Holdings Corporation became the successor issuer to Xerox Corporation. The Reorganization was accounted for as a transaction among entities under common control and all “As Reported” results prior to the reorganization for Xerox Holdings Corporation reflect the “As Reported” results of Xerox Corporation.

The pro forma adjustments are based on available information and assumptions that Xerox’s management believes are reasonable, that are factually supportable, that reflect the impacts of events directly attributable to the Sales referenced above, and for purposes of the Pro Forma Condensed Consolidated Statements of Income, are expected to have a continuing impact on Xerox. The pro forma adjustments do not reflect future events that may occur after the Sales, including the impact of any potential use of the proceeds from the Sales. In addition, the pro forma adjustments do not reflect any potential charges or the expected realization of any cost savings or other restructuring actions that may result from the Sales. Refer to the Notes to Pro Forma Condensed Consolidated Financial Statements for more information.

Xerox believes that the pro forma adjustments are consistent with the guidance for discontinued operations under U.S. GAAP. Xerox’s current estimates on a discontinued operations basis are preliminary and could change as the company finalizes discontinued operations accounting to be reported in the Annual Report on Form 10-K for the year ending December 31, 2019.

Xerox Pro Forma Financial Statements

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

XEROX HOLDINGS CORPORATION

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (Unaudited)

	Nine Months Ended September 30, 2019

(in millions, except per share data)	Xerox Holdings Corporation - As Reported	Pro Forma Adjustments	Notes	Pro Forma

Revenues

Sales	$2,379	$(72)	(A)	$2,307

Services, maintenance and rentals	4,132	(1)	(A)	4,131

Financing	184	—		184

Total Revenues	6,695	(73)		6,622

Costs and Expenses

Cost of sales	1,531	(39)	(A)	1,492

Cost of services, maintenance and rentals	2,400	(1)	(A)	2,399

Cost of financing	98	—		98

Research, development and engineering expenses	280	—		280

Selling, administrative and general expenses	1,580	(7)	(A)	1,573

Restructuring and related costs	176	—		176

Amortization of intangible assets	35	—		35

Transaction and related costs, net	8	—		8

Other expenses, net	74	1	(A)	75

Total Costs and Expenses	6,182	(46)		6,136

Income before Income Taxes and Equity Income	513	(27)		486

Income tax expense	108	(8)	(B)	100

Equity in net income of unconsolidated affiliates	137	(132)	(A)	5

Income from Continuing Operations	542	(151)		391

Less: Net income attributable to noncontrolling interests	7	(4)	(A)	3

Net Income from Continuing Operations Attributable to Xerox	$535	$(147)		$388

Earnings per Share

Basic Earnings per Share

Continuing operations	$2.34			$1.68

Diluted Earnings per Share

Continuing operations	$2.27			$1.65

Pro Forma Shares Outstanding (in thousands)

Basic	224,257			224,257

Diluted	235,465			235,465

The accompanying notes are an integral part of these Pro Forma Condensed Consolidated Financial Statements.

Xerox Pro Forma Financial Statements

XEROX HOLDINGS CORPORATION

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (Unaudited)

	Year Ended December 31, 2018

(in millions, except per share data)	Xerox Holdings Corporation - As Reported	Pro Forma Adjustments	Notes	Pro Forma

Revenues

Sales	$3,972	$(167)	(A)	$3,805

Services, maintenance and rentals	5,590	(2)	(A)	5,588

Financing	268	—		268

Total Revenues	9,830	(169)		9,661

Costs and Expenses

Cost of sales	2,412	(107)	(A)	2,305

Cost of services, maintenance and rentals	3,359	(3)	(A)	3,356

Cost of financing	132	—		132

Research, development and engineering expenses	397	—		397

Selling, administrative and general expenses	2,390	(11)	(A)	2,379

Restructuring and related costs	158	(1)	(A)	157

Amortization of intangible assets	48	—		48

Transaction and related costs, net	68	—		68

Other expenses, net	268	2	(A)	270

Total Costs and Expenses	9,232	(120)		9,112

Income before Income Taxes and Equity Income	598	(49)		549

Income tax expense	257	(10)	(B)	247

Equity in net income of unconsolidated affiliates	33	(25)	(A)	8

Income from Continuing Operations	374	(64)		310

Less: Net income attributable to noncontrolling interests	13	(9)	(A)	4

Net Income from Continuing Operations Attributable to Xerox	$361	$(55)		$306

Earnings per Share

Basic Earnings per Share

Continuing operations	$1.40			$1.17

Diluted Earnings per Share

Continuing operations	$1.38			$1.16

Pro Forma Shares Outstanding (in thousands)

Basic	248,707			248,707

Diluted	251,660			251,660

The accompanying notes are an integral part of these Pro Forma Condensed Consolidated Financial Statements.

Xerox Pro Forma Financial Statements

XEROX HOLDINGS CORPORATION

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (Unaudited)

	Year Ended December 31, 2017

(in millions, except per share data)	Xerox Holdings Corporation - As Reported	Pro Forma Adjustments	Notes	Pro Forma

Revenues

Sales	$4,073	$(272)	(A)	$3,801

Services, maintenance and rentals	5,898	(2)	(A)	5,896

Financing	294	—		294

Total Revenues	10,265	(274)		9,991

Costs and Expenses

Cost of sales	2,487	(214)	(A)	2,273

Cost of services, maintenance and rentals	3,518	(4)	(A)	3,514

Cost of financing	133	—		133

Research, development and engineering expenses	424	—		424

Selling, administrative and general expenses	2,526	(12)	(A)	2,514

Restructuring and related costs	216	—		216

Amortization of intangible assets	53	—		53

Transaction and related costs, net	9	—		9

Other expenses, net	329	1	(A)	330

Total Costs and Expenses	9,695	(229)		9,466

Income before Income Taxes and Equity Income	570	(45)		525

Income tax expense	481	(89)	(B)	392

Equity in net income of unconsolidated affiliates	115	(102)	(A)	13

Income from Continuing Operations	204	(58)		146

Less: Net income attributable to noncontrolling interests	12	(8)	(A)	4

Net Income from Continuing Operations Attributable to Xerox	$192	$(50)		$142

Earnings per Share

Basic Earnings per Share

Continuing operations	$0.70			$0.50

Diluted Earnings per Share

Continuing operations	$0.70			$0.50

Pro Forma Shares Outstanding (in thousands)

Basic	254,341			254,341

Diluted	256,570			256,570

The accompanying notes are an integral part of these Pro Forma Condensed Consolidated Financial Statements.

Xerox Pro Forma Financial Statements

XEROX HOLDINGS CORPORATION

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (Unaudited)

	Year Ended December 31, 2016

(in millions, except per share data)	Xerox Holdings Corporation - As Reported	Pro Forma Adjustments	Notes	Pro Forma

Revenues

Sales	$4,319	$(329)	(A)	$3,990

Services, maintenance and rentals	6,127	(2)	(A)	6,125

Financing	325	—		325

Total Revenues	10,771	(331)		10,440

Costs and Expenses

Cost of sales	2,656	(263)	(A)	2,393

Cost of services, maintenance and rentals	3,682	(5)	(A)	3,677

Cost of financing	128	—		128

Research, development and engineering expenses	463	—		463

Selling, administrative and general expenses	2,636	(13)	(A)	2,623

Restructuring and related costs	259	(1)	(A)	258

Amortization of intangible assets	58	—		58

Other expenses, net	321	(1)	(A)	320

Total Costs and Expenses	10,203	(283)		9,920

Income before Income Taxes and Equity Income	568	(48)		520

Income tax expense	62	(33)	(B)	29

Equity in net income of unconsolidated affiliates	127	(114)	(A)	13

Income from Continuing Operations	633	(129)		504

Less: Net income attributable to noncontrolling interests	11	(8)	(A)	3

Net Income from Continuing Operations Attributable to Xerox	$622	$(121)		$501

Earnings per Share

Basic Earnings per Share

Continuing operations	$2.36			$1.88

Diluted Earnings per Share

Continuing operations	$2.33			$1.86

Pro Forma Shares Outstanding (in thousands)

Basic	253,391			253,391

Diluted	255,995			255,995

The accompanying notes are an integral part of these Pro Forma Condensed Consolidated Financial Statements.

Xerox Pro Forma Financial Statements

XEROX HOLDINGS CORPORATION

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (Unaudited)

	September 30, 2019

(in millions)	Xerox Holdings Corporation - As Reported	Pro Forma Adjustments	Notes	Pro Forma

Assets

Cash and cash equivalents	$922	$2,230	(C)	$3,152

Accounts receivable, net	1,188	(5)	(D)	1,183

Billed portion of finance receivables, net	106	—		106

Finance receivables, net	1,145	—		1,145

Inventories	758	12	(D)	770

Other current assets	221	—		221

Total current assets	4,340	2,237		6,577

Finance receivables due after one year, net	2,037	—		2,037

Equipment on operating leases, net	374	—		374

Land, buildings and equipment, net	442	(1)	(D)	441

Investments in affiliates, at equity	1,517	(1,472)	(D)	45

Intangible assets, net	203	—		203

Goodwill	3,853	(8)	(E)	3,845

Deferred tax assets	688	(108)	(G)	580

Other long-term assets	1,206	—		1,206

Total Assets	$14,660	$648		$15,308

Liabilities and Equity

Short-term debt and current portion of long-term debt	$1,602	$—		$1,602

Accounts payable	1,070	(8)	(D)	1,062

Accrued compensation and benefits costs	321	(1)	(D)	320

Accrued expenses and other current liabilities	930	58	(D)/(G)	988

Total current liabilities	3,923	49		3,972

Long-term debt	3,230	—		3,230

Pension and other benefit liabilities	1,599	—		1,599

Post-retirement medical benefits	335	—		335

Other long-term liabilities	473	(2)	(D)	471

Total Liabilities	9,560	47		9,607

Convertible Preferred Stock	214	—		214

Common stock	221	—		221

Additional paid-in capital	3,000	—		3,000

Treasury stock, at cost	(68)	—		(68)

Retained earnings	5,552	432	(F)	5,984

Accumulated other comprehensive loss	(3,850)	193	(F)	(3,657)

Xerox Holdings shareholders’ equity	4,855	625		5,480

Noncontrolling interests	31	(24)	(D)	7

Total Equity	4,886	601		5,487

Total Liabilities and Equity	$14,660	$648		$15,308

The accompanying notes are an integral part of these Pro Forma Condensed Consolidated Financial Statements.

Xerox Pro Forma Financial Statements

XEROX HOLDINGS CORPORATION

NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (Unaudited)

The unaudited Pro Forma Condensed Consolidated Statements of Income for the nine months ended September 30, 2019 and for the years ended December 31, 2018, 2017 and 2016 and the unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2019, include the following pro forma adjustments:

(A)

Pro forma adjustments reflect the elimination of the equity income of FX and the direct revenues and costs of XIP, including amounts related to the noncontrolling interest, for the respective periods. These adjustments do not include the elimination of any general corporate overhead costs. In addition, these adjustments also do not include any impacts from any potential use of proceeds as no specific uses have been determined at this stage.

(B)	Pro forma adjustments to income tax expense reflect the following:

	Nine Months Ended	Year Ended December 30,

	September 30, 2019	2018	2017	2016

XIP(1)	$(5)	$(9)	$(13)	$(15)

FX Equity Income(2)	—	(21)	7	(18)

Tax Reform Act(3)	(3)	20	(83)	—

Total Adjustment	$(8)	$(10)	$(89)	$(33)

(1)

Represents the estimated income tax impacts associated with the elimination of XIP’s pre-tax income, net of noncontrolling interest, at the applicable statutory income tax rates in effect during the periods presented.

(2)	Represents the estimated income tax impacts associated with the elimination of dividends received from our equity method investment in FX, including the impact to related foreign tax credits.

(3)	This adjustment removes the estimated repatriation tax expense/(benefit) associated with our equity method investment in FX resulting from the enactment of the 2017 Tax Reform Act.

(C)	This adjustment reflects the following cash impacts from the Sales:

(in millions)	September 30, 2019

Sales proceeds - FX/XIP	$2,223

Dividend true-ups	18

Transaction costs	(10)

XIP cash balance sold	(1)

Net Cash impact	$2,230

(D)	These adjustments reflect the elimination of Xerox’s investment in FX as well as the assets and liabilities attributable to XIP, including amounts related to noncontrolling interests.

(E)

This adjustment reflects the elimination of the Goodwill allocated to our XIP business. Allocated Goodwill was based on the relative fair value of our XIP business, as per the sales price, as compared to the total estimated fair value of Xerox. No Goodwill was allocated to the disposal of our investment in FX based on consideration of the guidance in ASC 350-20-40-2 and the fact that an equity investment is not considered a business in accordance with ASC 805-10-55, as it is not controlled by Xerox.

Xerox Pro Forma Financial Statements

(F)	These adjustments reflect the estimated net after-tax gain on sale of approximately $432 million, as follows:

(in millions)	September 30, 2019

Sales proceeds - FX/XIP	$2,223

Dividend true-ups	18

Transaction costs	(10)

Total Proceeds	$2,231	A

Investment in FX/XIP	$1,467

XIP Intercompany payable	(37)

AOCL Release(1)	193

Estimated Goodwill allocation(2)	8

Net Investment	$1,631	B

Net Pre-tax gain	$600	A-B

Income tax on sale(3)	(168)

Net after-tax gain	$432

(1)

Represents the release of amounts included in Accumulated other comprehensive loss (AOCL) related to our 25% investment in FX. Amounts primarily related to cumulative translation adjustments and defined benefit plans net actuarial losses and prior service credits.

(2)	See Note (E) above.

(3)

Income tax on sale is a preliminary estimate based on provisional assessments of our tax basis in the FX and XIP investments, and other factors that will impact the tax on the sale of the investments and repatriation of the proceeds. Our provisional assessments of these factors and estimated tax on sale are subject to change.

(G)	The following balance sheet accounts were adjusted for the components of the estimated income tax on sale of $168 million per adjustment (F) above:

	September 30, 2019

(in millions)	Increase/(Decrease)	Tax Expense Component

Deferred tax assets	$(108)	Deferred tax expense

Accrued expenses and other current liabilities	60	Current tax expense

Xerox Pro Forma Financial Statements